                                                                    EXHIBIT 23.1


                          CONSENT OF ERNST & YOUNG LLP


         We consent to the incorporation by reference in the Registration Statement (Form S-3 No. 333-47577) of Queen Sand Resources, Inc. and in the related Prospectus of our report dated September 2, 1998, with respect to the consolidated financial statements of Queen Sand Resources included in this Annual Report (Form 10-KSB) for the year ended June 30, 1998.



                                                  ERNST & YOUNG LLP


Dallas, Texas
September 18, 1998